UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2008

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The information in this report set forth under Item 7.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 26, 2008 Alion Science and Technology Corporation ("Alion" or the "Company") hosted an Operations Update Teleconference for the holders of its currently outstanding 10 1/4% senior unsecured notes. The conference call was pre-announced by press-release and was available to the general public through live teleconference. A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

By filing this Current Report on Form 8-K and furnishing this information, Alion makes no admission as to the materiality of any information in this transcript. The information contained in the transcript is summary information that is intended to be considered in the context of Alion’s other filings with the SEC and other public announcements that Alion makes, by press release or otherwise, from time to time. Alion undertakes no duty or obligation to publicly update or revise the information found in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through filings of other reports or documents with the SEC, through press releases or other public disclosure.

Exhibit 99.1 contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, and are based on the Company’s knowledge as of February 26, 2008. These forward-looking statements involve known and unknown risks and uncertainties. These statements relate to our future plans, objectives, expectations and intentions and are for illustrative purposes only. These statements may be identified by the use of words such as "believe," "expect," "intend," "plan," "anticipate," "likely," "forecast," "projections," "could," "estimate," "may," "potential," "should," "would" and similar expressions and may also include references to assumptions.

The factors that could cause actual results to differ materially from those anticipated include, but are not limited to, the following: changes to the ERISA laws related to the Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan; changes to the tax laws relating to the treatment and deductibility of goodwill, the Company’s subchapter S status, or any change in the Company’s effective tax rate; additional costs associated with compliance with the Sarbanes-Oxley Act of 2002, including any changes in the SEC’s rules, and other corporate governance requirements; failure of government customers to exercise options under contracts; funding decisions relating to U.S. Government projects; government contract procurement risks, such as protests of contract awards and government contract terminations; competitive factors such as pricing pressures and/or ability to hire and retain employees; the results of current and/or future legal proceedings and government agency proceedings which may arise out of our operations (including our contracts with governmental agencies) and the attendant risks of fines, liabilities, penalties, suspension and/or debarment; undertaking acquisitions that could increase our costs or liabilities or be disruptive; taking on additional debt to fund acquisitions; failure to adequately integrate acquired businesses; material changes in other laws or regulations applicable to the Company’s businesses, as well as other risks discussed elsewhere in this annual report. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of February 26, 2008. All forward-looking statements are qualified in their entirety by this cautionary statement and Alion undertakes no obligation to update any of these factors or to publicly announce any change to our forward-looking statements made herein, or to make any other forward-looking statements, whether as a result of new information, future events, changes in expectations or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1 February 28, 2008 Conference Call Transcript – Operations Update Teleconference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

February 29, 2008	By:	James C. Fontana

Name: James C. Fontana
Title: Senior VP and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Bondholder Call Transcript